CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Ronald D. Cordes, President (Chief Executive Officer) of AssetMark Funds (the "Registrant"), hereby certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     2-27-04
      ---------------

By:   /s/ Ronald D. Cordes
      -----------------------------
Name:     Ronald D. Cordes
Title:    President (Chief Executive Officer)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Carrie E. Hansen, Treasurer (Chief Financial Officer) of AssetMark Funds (the "Registrant"), hereby certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     2-27-04
      ---------------

By:  /s/ Carrie E. Hansen
     ------------------------------
Name:     Carrie E. Hansen
Title:    Treasurer (Chief Financial Officer)